UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2007


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                                      0-28839
              --------                                      -------
(State or other jurisdiction of  incorporation)    (Commission File Number)

                                   13-1964841
                                   ----------
                      (I.R.S. Employer Identification No.)

150 Marcus Blvd., Hauppauge, New York                                 11788
-------------------------------------                                 -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(e))






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ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICER.

On April 9, 2007, the Company issued a press release  announcing that the Thomas
C. Malone has been appointed President of the Company's wholly-owned subsidiary, Audiovox Electronics Corporation. Mr. Malone, who is 52 years old, was elected a Senior Vice President of the Company in 2006 and prior thereto he served as a Group Vice President of the Company's Mobile Electronics Group since 1999.

A copy of the release is attached hereto as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          AUDIOVOX CORPORATION (Registrant)

Date:   April 12, 2007

                                          /s/ Charles M. Stoehr
                                          ---------------------------------
                                          Charles M. Stoehr
                                          Senior Vice President and
                                           Chief Financial Officer


                                  EXHIBIT INDEX




Exhibit No.                 Description
----------                  -----------

    99.1 Press Release, dated April 9, 2007, relating to the appointment of Thomas C. Malone.











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